UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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ETF SERIES SOLUTIONS

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Vident Core U.S. Bond Strategy ETF (VBND)
a series of ETF Series Solutions
615 East Michigan Street, Milwaukee, Wisconsin 53202

[    ], 2015

Dear Shareholder:

I am writing to inform you about an upcoming special meeting (the “Special Meeting”) of the shareholders of the Vident Core U.S. Bond Strategy ETF (the “Fund”), a series of ETF Series Solutions (the “Trust”). The Special Meeting is being held to seek shareholder approval of several proposals related to the Fund or Trust, including the approval of new advisory and sub-advisory agreements and the election of one of the Trust’s current Trustees, each as discussed below and in the accompanying Proxy Statement.

On January 15, 2015, Exchange Traded Concepts, LLC (“ETC”), the Fund’s investment adviser, underwent a change in control resulting from the departure of one of the controlling owners of ETC’s parent company (the “Transaction”). ETC has informed the Trust that no changes are planned to the management or operations of ETC or the Fund as a result of the Transaction; however, the Transaction caused the automatic termination of the Fund’s investment advisory agreement as required by the Investment Company Act of 1940. Consequently, shareholders are being asked to approve a new investment advisory agreement for the Fund to enable ETC to continue in its role. The new investment advisory agreement is substantially identical to the prior investment advisory agreement in place for the Fund. Importantly, the new investment advisory agreement will not result in any increase in shareholder fees.

Additionally, shareholders are being asked to approve a new sub-advisory agreement for the Fund to enable Vident Investment Advisory, LLC to serve as the Fund’s new sub-adviser. Importantly, the new sub-advisory agreement will not result in any increase in shareholder fees.

Finally, shareholders are being asked to elect one of the Trust’s current Trustees (the “Nominee”) who was previously appointed by the Board to fill a vacancy on the Board and has served as a Trustee of the Trust since August 19, 2014. By electing the Nominee now, the Board will continue to be able to appoint new Trustees in the future without the expense of conducting additional shareholder meetings.

The Special Meeting is scheduled to be held at 11:00 a.m. Central time on March 26, 2015, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Enclosed you will find a notice of the Special Meeting, a Proxy Statement with additional information about the proposals for consideration by Fund shareholders, and a proxy card with instructions for voting.

If you are a shareholder of record as of the close of business on December 29, 2014, you are entitled to vote at the Special Meeting and at any adjournment thereof. Your vote is extremely important.  While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out, signing and returning the enclosed proxy card, voting by telephone, or voting using the internet.

The Board has recommended and encourages you to vote “FOR” each proposal. If you have any questions regarding the proposals or Proxy Statement, please do not hesitate to call toll-free 1-800-515-4507.  Representatives will be available Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

Sincerely,

Michael D. Barolsky
Vice President and Secretary
ETF Series Solutions

Vident Core U.S. Bond Strategy ETF (VBND)
a series of ETF Series Solutions
615 East Michigan Street
Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING
TO BE HELD March 26, 2015

A special meeting of shareholders (the “Special Meeting”) of the Vident Core U.S. Bond Strategy ETF (the “Fund”), a series of ETF Series Solutions (the “Trust”), will be held on March 26, 2015, at 11:00 a.m. Central time, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. At the Special Meeting, shareholders of the Fund will be asked to act upon the following proposals:

PROPOSAL 1:	To approve a new Investment Advisory Agreement between Exchange Traded Concepts, LLC and the Trust, on behalf of the Fund. No increase in shareholder fees or expenses is being proposed

PROPOSAL 2:	To approve a new Sub-Advisory Agreement between Exchange Traded Concepts, LLC and Vident Investment Advisory, LLC. No increase in shareholder fees or expenses is being proposed.

PROPOSAL 3:	To elect one Trustee to serve until his successor is elected and qualified.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

The Trust’s Board of Trustees has fixed the close of business on December 29, 2014 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

Please read the accompanying Proxy Statement. Your vote is very important to us regardless of the number of votes you hold. Shareholders who do not expect to attend the Special Meeting are requested to complete, sign and promptly return the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted for the Fund. In the alternative, please call the toll-free number on your proxy card to vote by telephone or go to the website shown on your proxy card to vote over the internet. Proxies may be revoked prior to the Special Meeting by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting, delivering a subsequently dated proxy card by any of the methods described above, or by voting in person at the Special Meeting.

By Order of the Board of Trustees

Michael D. Barolsky
Vice President and Secretary
ETF Series Solutions

[     ], 2015

Vident Core U.S. Bond Strategy ETF (VBND)
a series of ETF Series Solutions
615 East Michigan Street
Milwaukee, Wisconsin 53202

PROXY STATEMENT
[     ], 2015

This Proxy Statement is being furnished to the shareholders of the Vident Core U.S. Bond Strategy ETF (the “Fund”), a series of ETF Series Solutions (the “Trust”), an open-end management investment company, on behalf of the Trust’s Board of Trustees (the “Board”) in connection with the Fund’s solicitation of shareholders’ proxies for use at a special meeting of shareholders of the Fund (the “Special Meeting”) to be held on March 26, 2015, at 11:00 a.m. Central time, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, for the purpose set forth below and in the accompanying Notice of Special Meeting.

Shareholders of record at the close of business on the record date, established as December 29, 2014 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. The approximate mailing date of this Proxy Statement to shareholders is [    ], 2015. The Special Meeting will be held to obtain shareholder approval for the following proposals:

PROPOSAL 1:	To approve a new Investment Advisory Agreement between Exchange Traded Concepts, LLC (“ETC”) and the Trust, on behalf of the Fund. No increase in shareholder fees or expenses is being proposed

PROPOSAL 2:	To approve a new Sub-Advisory Agreement between ETC and Vident Investment Advisory, LLC (“Vident”). No increase in shareholder fees or expenses is being proposed.

PROPOSAL 3:	To elect one Trustee to serve until his successor is elected and qualified.

At your request, the Trust will send you a free copy of the most recent audited annual report for the Fund or the Fund’s current prospectus and statement of additional information (“SAI”). Please call the Fund at 1-800-617-0004 or write to the Fund, c/o USBFS, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, to request an annual report, a prospectus, a statement of additional information or with any questions you may have relating to the Proxy Statement.

PROPOSAL 1: APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Background. ETC has provided investment advisory services to the Fund since the Fund’s inception in October 2014 pursuant to an investment advisory agreement with the Trust (the “Old Advisory Agreement”). The proposal (“Proposal 1”) to approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and ETC (the “Proposed Advisory Agreement”) stems from a change in control of the Adviser and its parent company, Yorkville ETF Holdings, LLC (“Yorkville”), located at 353 Central Park West, 2nd Floor, New York City, New York 10025. Yorkville is the sole controlling owner of ETC by virtue of its ownership of at least 75% of ETC’s outstanding equity interests.

Prior to January 15, 2015, Yorkville was controlled directly by Darren R. Schuringa and indirectly by Richard Hogan through the Richard Hogan Trust by virtue of their respective ownership of at least 25% of Yorkville’s outstanding equity interests. As a result of their ownership of Yorkville and Yorkville’s ownership of ETC, Messrs. Hogan and Schuringa were each deemed control persons of ETC by virtue of their indirect ownership of at least 25% of ETC’s outstanding equity interests. On January 15, 2015, Mr. Hogan directly or indirectly through the Richard Hogan Trust, acquired all of Mr. Schuringa’s equity interest in Yorkville (the “Transaction”). Section 2(a)(4) of the 1940 Act provides that the transfer of a controlling interest of an investment adviser, such as was caused by the Transaction, constitutes an “assignment,” and Section 15(a) of the 1940 Act provides that any investment advisory contract must terminate on its “assignment.” Consequently, the Transaction automatically caused the Old Advisory Agreement to terminate.

In anticipation of the Transaction, at a special in-person meeting of the Board on December 23, 2014, the Board, including a majority of the Trustees who are not interested persons of the Trust (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)) (“Independent Trustees”), approved an Interim Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser (the “Interim Advisory Agreement”). As permitted by the 1940 Act, the Adviser will continue serving as the Fund’s investment adviser under the Interim Advisory Agreement, which automatically became effective upon the completion of the Transaction. The Interim Advisory Agreement has the same advisory fee rate and otherwise is the same in all material respects as the Old Advisory Agreement, except that, as required by the 1940 Act, the Interim Advisory Agreement has a term of up to 150 days and requires that compensation payable to the Adviser be kept in an escrow account pending shareholder approval of a new advisory agreement. If a new investment advisory agreement (the “Proposed Advisory Agreement”) is not approved by Fund shareholders, the Adviser will be entitled to be paid the lesser of any costs incurred in performing the interim contract and the total amount in the escrow account.

The Proposed Advisory Agreement requires shareholder approval, without which ETC will not be able to continue serving as investment adviser once the Interim Advisory Agreement expires. At its December 23, 2014 meeting, the Board, including a majority of the Independent Trustees, approved the Proposed Advisory Agreement and recommended that it be submitted to the Fund’s shareholders for approval. The Proposed Advisory Agreement is the same in all material respects as the Old Advisory Agreement. ETC has also informed the Trust that no changes are planned to the management or operations of the Adviser or the Fund as a result of the Transaction.

If Proposal 1 is approved by Fund shareholders, the Proposed Advisory Agreement is expected to become effective on the date of the Special Meeting. If Proposal 1 is not approved by Fund shareholders, the Board will consider alternatives for the Fund, including seeking subsequent approval of a new investment advisory agreement by Fund shareholders.

Summary of the Proposed Advisory Agreement. A copy of the form of the Proposed Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description of the material terms of the Proposed Advisory Agreement is only a summary and is qualified in its entirety by reference to Exhibit A.

Duration and Termination. The Proposed Advisory Agreement, like the Old Advisory Agreement, will remain in effect for a period of two years, unless sooner terminated. After the initial two-year period, continuation of the Proposed Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees. The Interim Advisory Agreement will remain in effect for a period of up to 150 days, unless sooner terminated.

Like the Old Advisory Agreement, the Proposed Advisory Agreement may be terminated without penalty (i) by vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Fund or (ii) by the Adviser by not more than sixty (60) days’ nor less than thirty (30) days’ written notice to the Trust.

Advisory Services. Each of the Old Advisory Agreement, Interim Advisory Agreement and Proposed Advisory Agreement require that the Adviser (i) provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund, consistent with its investment objective and policies; (ii) oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust; (iii) is responsible for arranging, in consultation with the sub-adviser, transfer agency, custody, fund administration, securities lending, accounting, and other non-distribution related services necessary for the Fund to operate; (iv) administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services; and (v) bears the costs of all advisory and non-advisory services required to operate the Fund, in exchange for a single unitary management fee.

Management Fees. Each of the Old Advisory Agreement, Interim Advisory Agreement and Proposed Advisory Agreement provide that the Adviser receives a unitary management fee based on the Fund’s average daily net assets at the annual rate of 0.45% of the Fund’s average daily net assets. The fee is computed daily and paid monthly. The Interim Advisory Agreement differs from the Old Advisory Agreement and Proposed Advisory Agreement in that, as required by Rule 15a-4 under the 1940 Act, compensation payable to the Adviser will be kept in an escrow account pending shareholder approval of a new advisory agreement. If the Proposed Advisory Agreement is not approved by Fund shareholders, the Adviser will be entitled to be paid the lesser of any costs incurred in performing the interim contract and the total amount in the escrow account.

Brokerage Policies. Each of the Old Advisory Agreement, Interim Advisory Agreement and Proposed Advisory Agreement authorize the Adviser to select (or oversee a sub-adviser’s selection of) the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct the Adviser to seek (or oversee a sub-adviser that will seek) for the Fund the most favorable execution and net price available under the circumstances. The Adviser (or a sub-adviser) may cause the Fund to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research and other services provided by the broker to the sub-adviser.

Payment of Expenses. Each of the Old Advisory Agreement, Interim Advisory Agreement and Proposed Advisory Agreement provide that the Adviser will bear its own costs of providing services under the agreement and is obligated to pay all expenses incurred by the Fund except for the fee paid to the Adviser pursuant to this Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Other Provisions. Each of the Old Advisory Agreement, Interim Advisory Agreement and Proposed Advisory Agreement provide that in the absence of willful misfeasance, bad faith or gross negligence generally in the performance of its duties, or by reason of the reckless disregard of its obligations and duties under the agreement on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

The Old Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, on September 2, 2014, and was approved by the Fund’s initial shareholder on October 14, 2014.

Executive Officers and Directors of ETC. Information regarding the principal executive officers and directors of ETC is set forth below. The address of ETC and its executive officers and directors is 2545 S. Kelly Avenue, Suite C, Edmond, Oklahoma 73013. ETC was formed in 2008 and provides investment advisory services to ETFs, including the Fund. The following are the executive officers and directors of ETC:

Name	Position with Adviser
J. Garrett Stevens	Chief Executive Officer and Chief Financial Officer
Michael E. Woodard	Chief Compliance Officer

No Trustee or officer of the Trust currently holds any position with the Adviser; however, Mr. Stevens served as a Trustee of the Trust from the Fund’s inception, October 29, 2013, through August 19, 2014.

Required Vote. Approval of Proposal 1 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting, or (b) more than 50% of the outstanding shares. If Proposal 1 is approved by Fund shareholders, the Proposed Advisory Agreement is expected to become effective on the date of the Special Meeting. If Proposal 1 is not approved by Fund shareholders, the Board will consider alternatives for the Fund, including seeking subsequent approval of a new investment advisory agreement by Fund shareholders.

Recommendation of the Board of Trustees. The Board believes that the terms and conditions of the Proposed Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders. The Board believes that, upon shareholder approval of Proposal 1, the Adviser will continue providing the same level of services as it provided under the Old Advisory Agreement and currently provides under the Interim Advisory Agreement. The Board was presented with information demonstrating that the Proposed Advisory Agreement would enable Fund shareholders to continue to obtain quality services at a cost that was fair and reasonable.

In considering the Proposed Advisory Agreement, the Board took into consideration (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) historical performance of the Fund; (iii) the Adviser’s expected cost and profits realized from providing such services, including any fall-out benefits enjoyed by the Adviser or its affiliates; (iv) comparative fee and expense data for the Fund; (v) the extent to which the advisory fee for the Fund reflects economies of scale shared with Fund shareholders; and (vi) other factors the Board deemed to be relevant. In their deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services Provided. The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, noting that the services to be provided under the Proposed Advisory Agreement were identical in all material respects to those services provided under the Old Advisory Agreement and Interim Advisory Agreement. In particular, they noted that the Adviser had served as the Fund’s investment adviser since its inception in October 2014.

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board considered the quality of the Adviser’s compliance infrastructure and past reports from the Trust’s Chief Compliance Officer. The Board also considered the Adviser’s experience working with ETFs, including other series of the Trust. The Board noted that it had previously received a copy of the Adviser’s registration form (“Form ADV”), as well as the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the firm’s management and staff. The Board also considered its experience with the Adviser providing investment management services to the Fund and other series of the Trust.

The Board also considered other services to be provided to the Fund, such as overseeing the activities of the Fund’s investment sub-adviser, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by the Adviser.

Historical Performance. The Board then considered the past performance of the Fund. The Board also considered that, because the Fund is designed to track the performance of an index managed by a third-party that is not affiliated with the Adviser and the trading for the Fund is handled by a sub-adviser, the performance of the Fund could not be directly attributed to the activities of the Adviser.

Costs of Services Provided and Economies of Scale. The Board reviewed the advisory fees to be paid to the Adviser for its services to the Fund under the Proposed Advisory Agreement and noted that at the time the Old Advisory Agreement was approved by the Board, the Fund’s total expense ratio was higher than the average and median expense ratio for peer funds in the universe of U.S. fixed-income ETFs reported by Morningstar, but within the full range of expense ratios for such peer funds.

The Board took into consideration that the advisory fee for the Fund was a “unified fee,” meaning that the Fund would pay no expenses other than the advisory fee and certain other costs such as interest, brokerage and extraordinary expenses and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser would be responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses out of its own fee and resources. The Board also evaluated the compensation and benefits expected to be received by the Adviser from its relationship with the Fund, taking into account an analysis of the Adviser’s profitability with respect to the Fund for the prior year.

The Board determined that the Adviser is likely to realize economies of scale in managing the Fund as assets grow in size. The Board further determined that, based on the amount and structure of the Fund’s unitary fee, such economies of scale are currently shared with Fund shareholders, although the Board intends to monitor fees as the Fund grows in size and assess whether fee breakpoints may be warranted.

Conclusion. No single factor was determinative of the Board’s decision to approve the Proposed Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Proposed Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Proposed Advisory Agreement was in the best interests of the Fund and its shareholders.

Expenses Related to Proposal 1. All direct expenses associated with Proposal 1 will be borne by the Adviser and not by the Fund.

The Board unanimously recommends that shareholders of the Fund vote “FOR” Proposal 1.

PROPOSAL 2: APPROVAL OF SUB-ADVISORY AGREEMENT

Background. The proposal (“Proposal 2”) to approve a new Sub-Advisory Agreement between ETC and Vident (the “Proposed Sub-Advisory Agreement”) stems from the termination of the Fund’s prior sub-advisory agreement between ETC and Mellon Capital Management Corporation (“Mellon Capital”) (the “Old Sub-Advisory Agreement”) as a result of the Transaction.

In anticipation of the Transaction, at a special in-person meeting of the Board on December 23, 2014, the Board, including a majority of the Independent Trustees, approved an Interim Sub-Advisory Agreement between the Trust, on behalf of the Fund, the Adviser, and Mellon Capital (the “Interim Sub-Advisory Agreement”). As permitted by the 1940 Act, Mellon Capital is currently serving as the Fund’s sub-adviser under the Interim Sub-Advisory Agreement, which automatically became effective upon the completion of the Transaction. The Interim Sub-Advisory Agreement has the same sub-advisory fee rate and otherwise is the same in all material respects as the Old Sub-Advisory Agreement, except that, as required by the 1940 Act, the Interim Sub-Advisory Agreement has a term of up to 150 days.

In connection with the termination of the Old Sub-Advisory Agreement, the Adviser met with Ms. Denise Krisko, President of Vident, and Mr. Nicholas A. Stonestreet, the Chief Executive Officer of Vident and Vident Financial, LLC, Vident’s parent company, to discuss Vident’s interest in becoming the Fund’s sub-adviser. After meeting with Ms. Krisko and Mr. Stonestreet and conducting significant due diligence regarding Vident, the Adviser determined that because the Fund’s underlying index was developed by Vident, the firm’s personnel are more familiar with some of the non-financial characteristics of the index constituents. Consequently, the Adviser determined that the approval of Vident as the Fund’s sub-adviser was in the best interests of the Fund and its shareholders and recommended that the Board approve a new Sub-Advisory Agreement with Vident (the “Proposed Sub-Advisory Agreement”) and present the agreement to shareholders for approval.

At its February 19, 2015 in person meeting, the Board, including a majority of the Independent Trustees, approved the Proposed Sub-Advisory Agreement between the Adviser and Vident and instructed officers of the Trust to submit the Proposed Sub-Advisory Agreement to the Fund’s shareholders for approval. The Proposed Sub-Advisory Agreement is the same in all material respects as the Old Sub-Advisory Agreement. The Old Sub-Advisory Agreement was approved by the initial shareholder of the Fund on October 14, 2014, and automatically terminated as a result of the Transaction.

If Proposal 2 is approved by Fund shareholders, the Proposed Sub-Advisory Agreement is expected to become effective on or about [ ], 2015. If Proposal 2 is not approved by Fund shareholders, the Board will consider alternatives for the Fund, including seeking subsequent approval of a new sub-advisory agreement by Fund shareholders.

Summary of the Proposed Sub-Advisory Agreement. A copy of the form of the Proposed Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B. The following description of the material terms of the Proposed Sub-Advisory Agreement is only a summary and is qualified in its entirety by reference to Exhibit B.

Duration and Termination. The Proposed Sub-Advisory Agreement, like the Old Sub-Advisory Agreement, will remain in effect for a period of two years, unless sooner terminated. After the initial two-year period, continuation of the Proposed Sub-Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees. The Interim Sub-Advisory Agreement will remain in effect for a period of up to 150 days, unless sooner terminated.

Each of the Old Sub-Advisory Agreement, the Interim Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement may be terminated without penalty (i) by vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser; (ii) by the Adviser upon breach by the Sub-Adviser of certain representations or warranties contained in the agreement, which shall not have been cured within twenty (20) days of the Sub-Adviser’s receipt of written notice of such breach; (iii) by the Adviser immediately upon written notice to the Sub-Adviser if the Sub-Adviser becomes unable to discharge its duties and obligations under the agreement; or (iv) by the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Board.

Sub-Advisory Services. Each of the Old Sub-Advisory Agreement, the Interim Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement requires that the sub-adviser manage all of the securities and other assets of the Fund, including the purchase, retention and disposition of Fund assets, in accordance with the Fund’s investment objective, guidelines, policies and restrictions, subject to the supervision of the Adviser and the Board. Under each sub-advisory agreement, the sub-adviser determines the Fund assets to be purchased or sold by the Fund and places orders with or through broker dealers selected by the sub-adviser.

Management Fees. Each of the Old Sub-Advisory Agreement, the Interim Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement has a sub-advisory fee, paid by the Adviser and not by the Fund, based on the average daily net assets of the Fund, of  0.07% on the first $250 million, 0.06% on the next $250 million, 0.05% on the next $500 million, and 0.04% on the balance over $1 billion, subject to a minimum annual fee of $75,000. The fees are computed daily and paid monthly.

Brokerage Policies. Each of the Old Sub-Advisory Agreement, the Interim Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement authorizes the Fund’s sub-adviser to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct the sub-adviser to seek for the Fund the most favorable execution and net price available under the circumstances. The sub-adviser may cause the Fund to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research and other services provided by the broker to the sub-adviser.

Payment of Expenses. Each of the Old Sub-Advisory Agreement, the Interim Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement provides that the sub-adviser will pay all of the costs and expenses incurred by it in connection with the sub-advisory services provided for the Fund. The sub-adviser will not be required to pay the costs and expenses associated with purchasing securities, commodities and other investments for the Fund (including brokerage commissions and other transaction or custodial charges).

Other Provisions. Each of the Old Sub-Advisory Agreement, the Interim Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement provides that in the absence of willful misfeasance, fraud, bad faith, or gross negligence in the performance of its duties, or by reason of the reckless disregard of its duties under the agreement on the part of the sub-adviser, the sub-adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Portfolio Managers. If Fund shareholders approve Proposal 2, Denise M. Krisko, CFA, President of Vident and [ ] Senior Portfolio Manager – Fixed Income, will share primary responsibility for the day-to-day management of the Fund under the Proposed Sub-Advisory Agreement.

Ms. Krisko became the President of Vident in November 2014 and has over nineteen years of investment management experience. Ms. Krisko was previously the Chief Investment Officer at Index Management Solutions, LLC (“IMS”). Prior to joining IMS, she was a Managing Director and Co-Head of the Equity Index Management and Head of East Coast Equity Index Strategies for Mellon Capital Management. She was also a Managing Director of The Bank of New York and Head of Equity Index Strategies for BNY Investment Advisors from August 2005 until the merger of The Bank of New York with Mellon Bank in 2007, when she assumed her role with Mellon Capital Management. Ms. Krisko attained the Chartered Financial Analyst designation in 2000. Ms. Krisko graduated with a BS from Pennsylvania State University and obtained her MBA from Villanova University.

[   ] has over 15 years of experience managing fixed income products. Prior to joining Vident, [  ] and was responsible for [ ]. [  ] graduated with [    ].

Executive Officers and Directors of Vident. Information regarding the principal executive officers and directors of Vident is set forth below. The address of Vident and its executive officers and directors is 300 Colonial Center Parkway, Suite 330, Roswell, Georgia 30076. Vident was formed in 2014 and provides sub-advisory services to multiple ETFs, including the Fund. The following are the executive officers and directors of Vident:

Name	Position with Sub-Adviser
Nicholas A. Stonestreet	Chief Executive Officer
Andrew T. Schmuhl	Chief Compliance Officer
Denise M. Krisko	President

Required Vote. Approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting, or (b) more than 50% of the outstanding shares. If Proposal 2 is approved by the Fund’s shareholders, the Proposed Sub-Advisory Agreement is expected to become effective on or about [ ], 2015. If Fund shareholders do not approve Proposal 2, the Board will consider alternatives for the Fund, including seeking subsequent approval of a new sub-advisory agreement by Fund shareholders.

Recommendation of the Board of Trustees. The Board believes that the terms and conditions of the Proposed Sub-Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders. The Board believes that, upon shareholder approval of Proposal 2, the Sub-Adviser will provide the same level of services that Mellon Capital provided under the Old Sub-Advisory Agreement and provides under the Interim Sub-Advisory Agreement. The Board was presented with information demonstrating that the Proposed Sub-Advisory Agreement would enable Fund shareholders to continue to obtain quality services at a cost that was fair and reasonable.

In considering the Proposed Sub-Advisory Agreement, the Board took into consideration (i) the nature, extent and quality of the services to be provided by Vident; (ii) historical performance of the Fund; (iii) the Sub-Adviser’s expected cost and profits realized from providing such services, including any fall-out benefits enjoyed by the Sub-Adviser or its affiliates; (iv) comparative fee and expense data for the Fund; (v) the extent to which the sub-advisory fee for the Fund reflects economies of scale shared with Fund shareholders; and (vi) other factors the Board deemed to be relevant.

Nature, Extent and Quality of Services Provided. The Board considered the Sub-Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, including the qualifications, experience and responsibilities of the portfolio managers. The Board noted that the services to be provided under the Proposed Sub-Advisory Agreement were identical in all material respects to those services provided under the Old Sub-Advisory Agreement and Interim Sub-Advisory Agreement.

In considering the nature, extent and quality of the services to be provided by the Sub-Adviser, the Board considered the quality of the Sub-Adviser’s compliance infrastructure and the determination of the Trust’s Chief Compliance Officer that the Sub-Adviser has appropriate compliance policies and procedures in place. The Board noted that it had previously received a copy of the Sub-Adviser’s registration form (“Form ADV”), as well as the response of the Sub-Adviser to a detailed series of questions which included, among other things, information about the background and experience of the firm’s management and staff. The Board also noted that the Sub-Adviser had provided the Board with information about new personnel on the Sub-Adviser’s portfolio management team, including their background and experience. The Board noted that the Fund would benefit from the particular expertise of the new personnel. After discussion, the Independent Trustees concluded that the Sub-Adviser has the appropriate personnel and compliance policies and procedures to perform its duties under the Proposed Sub-Advisory Agreement and that the nature, overall quality, cost and extent of such services was expected to be satisfactory.

Historical Performance. The Board then considered the past performance of the Fund. The Board noted that the Sub-Adviser had not previously managed the Fund and consequently, the Fund’s historical performance was not relevant to their determination.

Costs of Services Provided and Economies of Scale. The Board reviewed the advisory fees to be paid by the Adviser to Vident for its services to the Fund under the Proposed Sub-Advisory Agreement. The Board considered that the fees to be paid to Vident would be paid by the Adviser from the fee the Adviser received from the Fund and noted that the fee reflected an arms-length negotiation between the Adviser and Vident. The Board also noted that the asset-based fees paid to Vident under the Proposed Sub-Advisory Agreement were the same as the fees paid under the Old Sub-Advisory Agreement and Interim Sub-Advisory Agreement. The Board further determined that the fee reflected an appropriate allocation of the advisory fee paid to the Adviser given the work performed by each firm. The Board concluded that the proposed sub-advisory fee was reasonable.

 The Board also evaluated the compensation and benefits expected to be received by the Sub-Adviser and its affiliates from Vident’s relationship with the Fund, taking into account the Sub-Adviser’s expected profitability.

 The Board recognized that the Sub-Adviser is likely to realize economies of scale in managing the Fund as assets grow in size and noted that the proposed fee schedule includes breakpoints as assets grow in size. The Board further noted that because the Fund pays the Adviser a unified fee, any benefits from the breakpoints in the sub-advisory fee schedule would accrue to the Adviser, rather than Fund shareholders. Consequently, the Board determined that it would monitor fees as the Fund grows to determine whether economies of scale were being effectively shared with the Fund and its shareholders.

Conclusion. No single factor was determinative of the Board’s decision to approve the Proposed Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Proposed Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Proposed Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Additional Information about the Trust and the Sub-Adviser. No Trustee or officer of the Trust holds any position with the Sub-Adviser. Vident is a wholly-owned subsidiary of Vident Financial, LLC, which is wholly owned by the Vident Investors’ Oversight Trust. The Vident Investors’ Oversight Trust is managed by its Trustees, Messrs. Stonestreet and Schmuhl and Mr. Vince L. Birley.  Vident Financial, LLC and Vident Investors’ Oversight Trust are located at 300 Colonial Center Parkway, Suite 330, Roswell, Georgia 30076.

Expenses Related to Proposal 2. All direct expenses associated with Proposal 2 will be borne by the Adviser or Sub-Adviser and not by the Fund.

The Board unanimously recommends that shareholders of the Fund vote “FOR” Proposal 2.

PROPOSAL 3: ELECTION OF A TRUSTEE

Background. The Board currently consists of three Independent Trustees, Ronald T. Beckman, David A. Massart, and Leonard M. Rush, and one Trustee who is an “interested person” of the Trust (the “Interested Trustee”) as that term is defined in the 1940 Act, Michael A. Castino. Each current Trustee was elected to the Board by shareholders of the Trust at the inception of the Trust, except for Mr. Castino (the “Nominee”), who was appointed by the Board in 2014. Each current Trustee has been serving as a Trustee continuously since his election or appointment.

Section 16(a) of the 1940 Act restricts the Board’s ability to appoint new Trustees to the Board unless immediately after such appointment at least two-thirds of the Trustees then holding office have been elected by shareholders of the Trust. Presently, three-quarters of the Trustees on the Board have been elected by shareholders. By having the Nominee elected by shareholders now, the Board will continue to be able to appoint new Trustees in the future without the time and expense of conducting additional shareholder meetings.

To provide the Board with the flexibility to fill vacancies, at the December 23, 2014 meeting of the Board, the Board, including the Independent Trustees, nominated Mr. Castino for election as Trustee by shareholders of the Trust. In connection with his appointment to the Board in 2014, the Board’s Nominating Committee and Independent Trustees reviewed his biographical information, experiences, and other factors they deemed relevant.

The Nominee is submitted for election by the holders of all shares of the Trust, voting together as a single class. The Nominee will serve in accordance with the Agreement and Declaration of Trust and the Amended and Restated By-laws of the Trust. If the Nominee is elected to the Board at the Special Meeting, all Trustees on the Board will have been elected by shareholders of the Trust.

Mr. Castino has indicated that he is able and willing to continue to serve as Trustee if elected. If for any reason the Nominee becomes unable to serve before the Special Meeting, proxies will be voted for a substitute nominated by the Board, unless a shareholder instructs otherwise. If shareholders do not elect Mr. Castino, he would continue serving on the Board but would not be considered to have been elected by shareholders. This could cause another proxy solicitation to be required to fill a Board vacancy in the future. Such additional proxy solicitation will not be needed if Mr. Castino is elected to the Board at the Special Meeting.

Trustees and Officers. Information regarding the current Trustees, the Nominee, and the executive officers of the Trust is set forth below. Each Trustee holds office during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of Trust shareholders called for the purpose of electing Trustees and until the election and qualification of his successor. Any Trustee may resign at any time and may be removed by a vote of two-thirds of the outstanding shares of the Trust or by action of a majority of the Trustees. Each officer serves until he resigns or is removed by the Board or by the President of the Trust or by such other officer upon whom such power of removal may be conferred by the Board.

Currently, there are three Independent Trustees and one Interested Trustee. The Interested Trustee is also a Nominee for election by shareholders as a Trustee. The address of each Trustee of the Trust is c/o USBFS, 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Nominee
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Senior Vice President, USBFS (since 2013); Managing Director of Index Services, Zacks Investment Management (2011–2013); Vice President, Marco Polo Network (financial services firm) (2009–2011).	8	None
Independent Trustees
Ronald T. Beckman Born: 1947	Trustee	Indefinite term; since 2012	Retired; formerly Audit Partner specializing in investment management, PricewaterhouseCoopers LLP (1972–2004).	8	None
David A. Massart Born: 1967	Trustee	Indefinite term; since 2012	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (since 2005).	8	Independent Trustee, Managed Portfolio Series (26 portfolios).
Leonard M. Rush, CPA Born: 1946	Trustee	Indefinite term; since 2012	Retired; formerly Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000–2011).	8	Independent Trustee, Managed Portfolio Series (26 portfolios); Director, Anchor Bancorp Wisconsin, Inc. (2011–2013).

 With respect to the Nominee, Mr. Castino’s experience as Chairman of the Trust since 2013, as a senior officer of USBFS since 2012, and his past roles with investment management firms and indexing firms involved with ETFs, as well as his experience in and knowledge of the financial services industry, were significant factors in the determination that he should be a nominee for Trustee of the Trust.

The table below sets forth certain information about each of the Trust’s officers. The address of each officer of the Trust is c/o USBFS, 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Senior Vice President, USBFS (since 2013); Managing Director of Index Services, Zacks Investment Management (2011–2013); Vice President, Marco Polo Network (financial services firm) (2009–2011).
Paul R. Fearday, CPA Born: 1979	President and Assistant Treasurer	Indefinite term; President and Assistant Treasurer since 2014 (other roles since 2013)	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2008); Manager, PricewaterhouseCoopers LLP (accounting firm) (2002–2008).
Michael D. Barolsky, Esq. Born: 1981	Vice President and Secretary	Indefinite term; since 2014 (other roles since 2013)	Vice President, USBFS (since 2012); Associate, Thompson Hine LLP (law firm) (2008–2012).
Michael R. McVoy Born: 1957	Chief Compliance Officer	Indefinite term; since 2013	Executive Vice President and Chief Compliance Officer, USBFS (since 1986).
Kristen M. Weitzel, CPA Born: 1977	Treasurer	Indefinite term; since 2014 (other roles since 2013)	Assistant Vice President, USBFS (since 2011); Manager, PricewaterhouseCoopers LLP (accounting firm) (2005–2011).

Board Responsibilities. The management and affairs of the Trust and its series are overseen by the Board, which elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.

The day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Fund’s investment adviser, sub-adviser, the Trust’s distributor and its administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of each series of the Trust (together, the “Funds”). The Funds and their service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., a Fund’s sub-adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Board’s role in risk oversight begins before the inception of a Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Fund’s investment adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Fund’s sub-adviser (if any), and other service providers such as the Fund’s independent accountants, make periodic reports to the Board’s Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by their investment advisers and sub-advisers and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreements with each applicable investment adviser and each sub-adviser, the Board or its designee meets with such firms to review such services. Among other things, the Board regularly considers each investment adviser and sub-adviser’s adherence to the applicable Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Funds’ performance and the Funds’ investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including each investment adviser and sub-adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with each investment adviser and sub-adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Fund’s investment adviser and sub-adviser (if any) and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are four members of the Board of Trustees, three of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Mr. Michael A. Castino serves as Chairman of the Board and is an interested person of the Trust. The Trust does not have a lead independent trustee. The Board of Trustees is comprised of a super-majority (75 percent) of Independent Trustees. There is an Audit Committee of the Board that is chaired by an independent Trustee and comprised solely of Independent Trustees. The Audit Committee chair presides at the Committee meetings, participates in formulating agendas for Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Committee as set forth in its Board-approved charter. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees of the Trust constitute a super-majority of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Individual Trustee and Nominee Qualifications. The Trust has concluded that each of the Trustees, including the Nominee, should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees, including the Nominee, should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

Nominee

The Trust has concluded that Mr. Castino should serve as Trustee because of the experience he gained as Chairman of the Trust since 2013, as a senior officer of USBFS since 2012, and in his past roles with investment management firms and indexing firms involved with ETFs, as well as his experience in and knowledge of the financial services industry.

Remaining Trustees

The Trust has concluded that Mr. Beckman should serve as a Trustee because of his substantial investment management industry experience through his prior service as a business assurance (audit) partner at PricewaterhouseCoopers LLP for over 15 years.

The Trust has concluded that Mr. Massart should serve as a Trustee because of his substantial industry experience, including over 15 years working with high net worth individuals, families, trusts and retirement accounts to make strategic and tactical asset allocation decisions, evaluate and select investment managers and manage client relationships, and the experience he has gained as serving as trustee of another investment company trust since 2011. He is currently the Chief Investment Strategist and lead member of the investment management committee of the SEC registered investment advisory firm he co-founded. Previously, he served as Managing Director of Strong Private Client and as a Manager of Wells Fargo Investments, LLC.

The Trust has concluded that Mr. Rush should serve as a Trustee because of his substantial industry experience, including serving in several different senior executive roles at various global financial services firms, and the experience he has gained as serving as trustee of another investment company trust since 2011. He most recently served as Managing Director and Chief Financial Officer of Robert W. Baird & Co. Incorporated and several other affiliated entities and served as the Treasurer for Baird Funds. He also served as the Chief Financial Officer for Fidelity Investments’ four broker-dealers and has substantial experience with mutual fund and investment advisory organizations and related businesses, including Vice President and Head of Compliance for Fidelity Investments, a Vice President at Credit Suisse First Boston, a Manager with Goldman Sachs, & Co. and a Senior Manager with Deloitte & Touche. Mr. Rush has been determined to qualify as an Audit Committee Financial Expert for the Trust.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees of the Board:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other audit related matters. Each Independent Trustee currently serves as a member of the Audit Committee. During the fiscal year ended December 31, 2014, the Audit Committee met four times.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).

Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the Independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee generally will not consider nominees recommended by shareholders. The Nominating Committee meets periodically, as necessary. During the fiscal year ended December 31, 2014, the Nominating Committee met one time.

The Nominating Committee has adopted a formal charter, a copy of which is attached as Exhibit D. The Nominating Committee considers Trustee candidates recommended by shareholders and evaluates such nominees in the same manner as it evaluates nominees identified by the Nominating Committee. Because the Trust does not hold regular annual shareholder meetings, no formal policy or procedures have been established with respect to shareholder submission of Trustee candidates for consideration by the Nominating Committee. The Nominating Committee considers candidates from various sources, including, but not limited to, candidates recommended by Trustees, shareholders, officers, advisers, and service providers of the Trust. Although the Nominating Committee does not have a formal policy with regard to consideration of diversity in identifying potential nominees, the Nominating Committee may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes would provide beneficial diversity of skills, experience, or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

The Nominating Committee initially learned about Mr. Castino, the Nominee, from his service as the Trust’s Chairman prior to being appointed as a Trustee. His service as a Trustee was recommended to the Nominating Committee by the Trust’s officers and by USBFS.

Valuation Committee. The Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of certain officers of the Trust and certain employees of USBFS. Although the Valuation Committee is not a committee of the Board (i.e., no Trustee is a member of Valuation Committee), the Valuation Committee’s membership is appointed by the Board and its charter and applicable procedures are approved by the Board. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as necessary.

Board Meetings and Board Committees. During the fiscal year ended December 31, 2014, the Board held four regular quarterly meetings and three special meetings, and each of the current Trustees attended more than 75% of the meetings of the Board during his tenure as a Trustee and the meetings of the committees of which such Trustee was a member. The Funds do not have annual shareholder meetings; therefore, the Funds do not have a policy regarding Trustee attendance at annual shareholder meetings.

Ownership of Securities. As of the Record Date, no Trustee owned shares of any series of the Trust.

Board Compensation. The Independent Trustees each receive an annual trustee fee of $25,000 for attendance at the four regularly scheduled quarterly meetings and one annual meeting, if necessary, and receive additional compensation for each additional meeting attended of $2,000, as well as reimbursement for travel and other out-of-pocket expenses incurred in connection with attendance at Board meetings. The Chairman of the Audit Committee receives an additional annual fee of $3,500. The Trust has no pension or retirement plan. No officer, director or employee of any investment adviser to the Trust receives any compensation from the Trust for acting as a Trustee or officer of the Trust. The following table shows the compensation earned by each Trustee for the fiscal year ended December 31, 2014.

Name	Aggregate Compensation From the Fund1	Total Compensation From Fund Complex Paid to Trustees
Interested Trustee and Nominee
Michael A. Castino	$0	$0
Independent Trustees
Ronald T. Beckman	$0	$25,500
David A. Massart	$0	$25,500
Leonard M. Rush, CPA	$0	$25,375
1 The Trustees are compensated by each investment adviser to the Trust from the unified management fees paid to each adviser, rather than by the Fund.

Legal Proceedings. The Board is not aware of any legal proceedings involving the Nominee that would be material to an evaluation of the ability or integrity of the Nominee and that would require disclosure under Item 401(f) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Communication with Trustees. Shareholders may send communications directly to the Trustees in writing at the address specified above under “Trustees and Officers.”

Information Related to the Audit Committee and the Auditor. Information related to the Audit Committee, including the Audit Committee’s pre-approval policies and procedures, and to the Fund’s independent registered public accounting firm (the “Auditor”) can be found in Exhibit C.

Required Vote. The affirmative vote of a plurality of all outstanding shares of the Trust voting together, and not by separate Fund, at the Special Meeting, or at multiple separate special meetings for each series of the Trust using the same record date, is required for the election of the Nominee. A plurality vote means that the person receiving the highest number of votes will be elected, and therefore, to be elected, the Nominee must be the nominee receiving the most “FOR” votes (even if less than a majority of the votes cast), provided a quorum is present.

The Board unanimously recommends that shareholders of the Trust vote “FOR”
the election of the Nominee to the Board.

OTHER BUSINESS

Additional Information about the Trust. No Trustee or officer of the Trust currently holds any position with any investment adviser or sub-adviser to the Trust; however, Mr. Stevens served as a Trustee of the Trust from the Fund’s inception, October 29, 2013, through August 19, 2014.

Record Date/Shareholders Entitled to Vote. The Fund is a separate series, or portfolio, of the Trust, a Delaware statutory trust and registered investment company under the 1940 Act. The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Special Meeting with respect to the Fund, including Proposals 1 and 2. The record holders of outstanding shares of each series of the Trust are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Special Meeting with respect to the Trust and not any individual series of the Trust, including Proposal 3.

Shareholders of the Trust at the close of business on December 29, 2014, the Record Date, will be entitled to be present and vote at the Special Meeting. As of that date, there were  7,400,000 shares of the Fund and 58,800,000 shares of the Trust (including shares of the Fund) outstanding and entitled to vote, representing total net assets of approximately $367,733,141 of the Fund and $1,662,391,603 of the Trust.

Voting Proxies. You should read the entire Proxy Statement before voting. If you have any questions regarding the Proxy Statement, please call toll-free 1-877-536-1562. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Special Meeting in person. Proxies voted by telephone or internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed proxy card. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote “FOR” Proposals 1 and 2 and “FOR” the election of Mr. Castino with respect to Proposal 3 and may vote at their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.

If sufficient votes are not received by the date of the Special Meeting, a person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of any of Proposals 1 and 2 (or abstained) and vote against adjournment all proxies that voted against each of Proposal 1 and 2.

Quorum Required. The Fund must have a quorum of shares represented at the Special Meeting, in person or by proxy, to take action on any matter relating to the Fund. Under the Trust’s Agreement and Declaration of Trust, as amended, a quorum is constituted by the presence in person or by proxy of at least one-third of the outstanding shares of the Fund or Trust (as applicable to each proposal) entitled to vote at the Special Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. However, abstentions and broker non-votes will have the effect of a vote against Proposals 1 and 2 and any other matter that requires the affirmative vote of the Fund’s outstanding shares for approval. Abstentions and broker non-votes will not be counted as voting on Proposal 3 or any other matter at the Special Meeting when the voting requirement is based on achieving a plurality or percentage of the “voting securities present.”

If a quorum is not present at the Special Meeting, or a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, the Secretary of the Special Meeting or the holders of a majority of the shares of the Fund or Trust (as applicable to each proposal) present at the Special Meeting in person or by proxy may adjourn the Special Meeting with respect to such proposal(s) to permit further solicitation of proxies.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Trust or any investment adviser or sub-adviser to the Trust, none of whom will be paid for these services, or by a third-party proxy solicitation firm. The Adviser will pay the costs of the Special Meeting and the expenses incurred in connection with the solicitation of proxies, and the Sub-Adviser may reimburse the Adviser for a portion of the expenses related to the solicitation of proxies for the Fund. The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. The Adviser may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Other Information. The Fund’s distributor and principal underwriter is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Fund’s administrator, transfer agent and dividend disbursing agent is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Share Ownership. To the knowledge of the Trust’s management, as of the close of business on December 29, 2014, the officers and Trustees of the Trust, as a group, beneficially owned less than one percent of the Fund’s outstanding shares and less than one percent of the Trust’s outstanding shares. To the knowledge of the Trust’s management, as of the close of business on December 29, 2014, persons owning of record more than 5% of the outstanding shares of the Fund or the Trust were as listed in the table below. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning 25% or more of the outstanding shares of the Fund or Trust may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or Trust, respectively. Shareholders controlling the Fund or Trust could have the ability to vote a majority of the shares of the Fund or Trust on any matter requiring the approval of Fund or Trust shareholders, respectively.

Vident Core U.S. Bond Strategy ETF
Name and Address	Number of Shares	% Ownership	Type of Ownership
National Financial Services, LLC 200 Liberty Street New York, NY 10281	6,671,644	90.16%	Record
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, NY 10036	589,499	7.97%	Record

ETF Series Solutions (all Funds combined)
Name and Address	Number of Shares	% Ownership	Type of Ownership
National Financial Services, LLC 200 Liberty Street New York, NY 10281	46,067,566	78.35%	Record
The Bank of New York Mellon One Wall Street New York, NY 10286	7,906,308	13.45%	Record

Reports to Shareholders. Copies of the Fund’s most recent annual and semi-annual reports may be requested without charge by writing to the Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling, toll-free 1-800-617-0004.

GENERAL INFORMATION

Other Matters to Come Before the Special Meeting. The Trust’s management does not know of any matters to be presented at the Special Meeting other than the proposals described above. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals. The Agreement and Declaration of Trust, as amended, and the By-laws of the Trust do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.

Householding. If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call 1-877-536-1562. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-617-0004 or write to USBFS at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.

This Proxy Statement is available on the internet at www.proxyonline.com/docs/videntusbond.pdf. You may request a copy by mail (Vident Core U.S. Bond Strategy ETF, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701) or by telephone at 1-877-536-1562. You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

Exhibit A

ETF SERIES SOLUTIONS

INVESTMENT ADVISORY AGREEMENT
with

Exchange Traded Concepts, LLC

This INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made as of this 23rd day of December, 2014 by and between ETF SERIES SOLUTIONS (the “Trust”), a Delaware statutory trust, and EXCHANGE TRADED CONCEPTS, LLC, an Oklahoma limited liability company with its principal place of business at 2545 S. Kelly Avenue, Suite C, Edmond, Oklahoma 73013 (the “Adviser”).

W I T N E S S E T H

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Adviser anticipates undergoing a change-in-control on or about January 15, 2015 (the “Transaction”) as a result of a change-in-control of its parent company; and

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a “Fund” and, collectively, the “Funds”), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1. The Adviser’s Services.

(a) Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds’ assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the U.S. Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

(b) Selection of Sub-Adviser(s). The Adviser shall have the authority hereunder to select and retain sub-advisers, including an affiliated person (as defined under the 1940 Act) of the Adviser (each a “Sub-Adviser”), for each of the Funds referenced in Schedule A to perform some or all of the services for which the Adviser is responsible pursuant to this Agreement. The Adviser shall supervise the activities of the sub-adviser(s), and the retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement. Any such sub-adviser shall be registered and in good standing with the Commission and capable of performing its sub-advisory duties pursuant to a sub-advisory agreement approved by the Trust’s Board of Trustees and, except as otherwise permitted by the 1940 Act or by rule or regulation, a vote of a majority of the outstanding voting securities of the applicable Fund. The Adviser will compensate the sub-adviser for its services to the Funds.

(c) Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause each Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company if the Fund has elected to be treated as a regulated investment company under the Code. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(d) Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for each Fund’s securities to the Adviser. So long as proxy voting authority for a Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time. The Trust acknowledges and agrees that the Adviser may delegate its responsibility to vote proxies for a Fund to the Fund’s Sub-Adviser(s).

(e) Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Funds’ Books and Records”). The Funds’ Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

(f) Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect its fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating each Fund’s net asset value in accordance with procedures and methods established by the Board.

(g) Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

2. Code of Ethics. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser’s Code of Ethics) comply in all material respects with the Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser’s current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

3. Information and Reporting. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a) Notification of Breach / Compliance Reports. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds’ or the Adviser’s policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, as applicable, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

(b) Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c) Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4. Brokerage.

(a) Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b) Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for each Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Funds that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Funds than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates’ services to other clients.

(c) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(d) Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (i) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current prospectus and SAI; (ii) the provisions of the 1940 Act; (iii) the provisions of the Advisers Act; (iv) the provisions of the 1934 Act; and (v) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser’s fees for services under this Agreement.

5. Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

6. Allocation of Charges and Expenses. The Adviser will bear its own costs of providing services hereunder. The Adviser agrees to pay all expenses incurred by the Funds except for the fee paid to the Adviser pursuant to this Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”).

The Trust acknowledges and agrees that the Adviser may delegate its responsibility to pay some or all expenses incurred by the Funds, except for Excluded Expenses, to one or more third parties, including but not limited to, Sub-Advisers.

7. Representations, Warranties and Covenants.

(a) Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b) ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c) Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d) Use Of The Name “Exchange Traded Concepts.” The Adviser has the right to use the name “Exchange Traded Concepts” in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “Exchange Traded Concepts” in connection with the Adviser’s management of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name “Exchange Traded Concepts.”

(e) Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f) No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g) Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

(h) Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

8. The Name “Exchange Traded Concepts.” The Adviser grants to the Trust a sublicense to use the name “Exchange Traded Concepts” (the “Name”) as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; and (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had on the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

9. Adviser’s Compensation. The Funds shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Adviser may, in its sole discretion and from time to time, waive a portion of its fee.

10. Independent Contractor. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11. Assignment. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

12. Entire Agreement and Amendments. This Agreement represents the entire agreement among the parties with regard to the investment management matters described herein and may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto except as otherwise noted herein.

13. Duration and Termination. The effectiveness and termination dates of this Agreement shall be determined separately for each Fund as described below. This Agreement shall become effective with respect to a Fund upon the latest of (i) the effectiveness of the Transaction; (ii) the approval of this Agreement by the affirmative vote of a majority of the outstanding voting securities of the Fund; and (iii) the commencement of operations of the Fund. This Agreement shall remain in full force and effect continually thereafter, subject to renewal as provided in subparagraph (c) of this section and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(a) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(b) The Adviser may at any time terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

(c) This Agreement shall automatically terminate two years from the date of its effectiveness unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the affirmative vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the applicable Fund(s) and with respect to any of the assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

14. Certain Definitions. For the purposes of this Agreement:

(a) “Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b) “Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

15. Liability of the Adviser. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of the Adviser’s willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

16. Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17. Limitation of Liability. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust’s Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust’s Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

18. Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the state of Delaware and the Adviser consents to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

19. Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

20. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

ETF SERIES SOLUTIONS, on behalf of each Fund
listed on Schedule A

Michael D. Barolsky
Vice President

EXCHANGE TRADED CONCEPTS, LLC

J. Garrett Stevens
Chief Executive Officer

Signature Page to
ETC Advisory Agreement

SCHEDULE A
to the
INVESTMENT ADVISORY AGREEMENT
Dated December 23, 2014 between
ETF SERIES SOLUTIONS
and
EXCHANGE TRADED CONCEPTS, LLC

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance with the following fee schedule:

Fund	Rate
Vident Core U.S. Bond Strategy ETF	0.45%

Exhibit B

ETF SERIES SOLUTIONS

INVESTMENT SUB-ADVISORY AGREEMENT
with
Vident Investment Advisory, LLC

This INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”) is made as of this 23rd day of December, 2014 by and among EXCHANGE TRADED CONCEPTS, LLC, an Oklahoma limited liability company with its principal place of business at 2545 S. Kelly Avenue, Suite C, Edmond, Oklahoma 73013 (the “Adviser”), ETF SERIES SOLUTIONS (the “Trust”), and VIDENT INVESTMENT ADVISORY, LLC, a Delaware limited liability company with its principal place of business located at 300 Colonial Center Parkway, Suite 330, Roswell, GA 30076 (the “Sub-Adviser”).

W I T N E S S E T H

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”); and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated December 23, 2014, as amended to add additional series, with the Trust; and

WHEREAS, the Adviser anticipates undergoing a change-in-control on or about January 15, 2015 (the “Transaction”) as a result of a change-in-control of its parent company; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Investment Advisory Agreement contemplates that the Adviser may appoint a sub-adviser to perform some or all of the services for which the Adviser is responsible; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund listed in Schedule A.

A G R E E M E N T

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

1.
Duties of the Sub-Adviser. Subject to supervision and oversight of the Adviser and the Board of Trustees (the “Board”), and in accordance with the terms and conditions of the Agreement, the Sub-Adviser shall manage all of the securities and other assets of the Funds entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Funds’ respective investment objectives, guidelines, policies and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)
The Sub-Adviser shall, subject to subparagraph (b), determine from time to time what Assets will be purchased, retained or sold by the Funds, and what portion of the Assets will be invested or held uninvested in cash as is permissible.

(b)
In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Prospectus, the Statement of Additional Information, the written instructions and directions of the Adviser and of the Board, the terms and conditions of exemptive and no-action relief granted to the Trust as amended from time to time and provided to the Sub-Adviser and the Trust’s policies and procedures provided to the Sub-Adviser and will conform to and comply with the requirements of the 1940 Act, the Advisers Act, the Commodity Exchange Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c)
The Sub-Adviser shall determine the Assets to be purchased or sold by the Funds as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Funds’ Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best execution and overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, as amended, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the U.S. Securities and Exchange Commission (“SEC”) and the 1940 Act.

(d)
The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(1), (5), (6), (7), (8), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act, as requested by the Adviser. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(e)
The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust.

(f)
The Adviser acknowledges that the Sub-Adviser performs investment advisory services for various other clients in addition to the Funds and, to the extent it is consistent with applicable law and the Sub-Adviser’s fiduciary obligations, the Sub-Adviser may give advice and take action with respect to any of those other clients that may differ from the advice given or the timing or nature of action taken for a particular Fund.

(g)
The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably and foreseeably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(h)
The Sub-Adviser shall, unless and until otherwise directed by the Adviser or the Board and consistent with the best interests of each Fund, be responsible for exercising (or not exercising in its discretion) all rights of security holders with respect to securities held by each Fund, including but not limited to: reviewing proxy solicitation materials, voting and handling proxies and converting, tendering exchanging or redeeming securities. The Sub-Adviser will have no obligation to advise, initiate or take any other action on behalf of the Adviser, the Funds or the Assets in any legal proceedings (including, without limitation, class actions and bankruptcies) relating to the securities comprising the Assets or any other matter. Sub-Adviser will not file proofs of claims relating to the securities comprising the Assets or any other matter and will not notify the Adviser, the Funds or the Trust’s custodian of class action settlements or bankruptcies relating to the Assets.

(i)
In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Funds or a sub-adviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds. The Sub-Adviser shall not provide investment advice to any assets of the Funds other than the Assets which it sub-advises.

(j)
On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(k)
The Sub-Adviser shall maintain books and records with respect to the Funds’ securities transactions and keep the Board and the Adviser fully informed on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the Sub-Adviser and its key investment personnel providing services with respect to the Funds and the investment and the reinvestment of the Assets of the Funds. The Sub-Adviser shall furnish to the Adviser or the Board such reasonably requested regular, periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board may reasonably request and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing. Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.

(l)
The fair valuation of securities in a Fund may be required when the Adviser becomes aware of significant events that may affect the pricing of all or a portion of a Fund’s portfolio. The Sub-Adviser will provide assistance in determining the fair value of the Assets, as necessary and reasonably requested by the Adviser or its agent, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser if market prices are not readily available, it being understood that the Sub-Adviser will not be responsible for determining the value of any such security.

2.  Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Prospectus, the Statement of Additional Information, the written instructions and directions of the Board, the requirements of the 1940 Act, the Code, and all other applicable federal laws and regulations, as each is amended from time to time.

3.  Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies of each of the following documents:

(a)
The Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)	Amended and Restated By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(c)	Prospectus and Statement of Additional Information of the Funds, as amended from time to time;

(d)	Resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser to the Funds;

(e)	Resolutions, policies and procedures adopted by the Board with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder;

(f)	A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust or the principal underwriter; and

(g)	The terms and conditions of exemptive and no-action relief granted to the Trust, as amended from time to time.

The Adviser shall promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing. Until so provided, the Sub-Adviser may continue to rely on those documents previously provided. The Adviser shall not, and shall not permit any of the Funds to use the Sub-Adviser’s name or make representations regarding Sub-Adviser or its affiliates without prior written consent of Sub-Adviser, such consent not to be unreasonably withheld. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser used by the Adviser or the Fund is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser in writing specifically for use in the Fund’s registration statement, as amended or supplemented from time to time, or in Fund shareholder reports or proxy statements and the information is used (a) as required by applicable law, rule or regulation, in the Prospectus of the Fund or in Fund shareholder reports or proxy statements; or (b) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.

4.  Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee at the rate specified in Schedule A which is attached hereto and made part of this Agreement. The fee will be calculated based on the daily value of the Assets under the Sub-Adviser’s management (as calculated as described in the Fund’s registration statement), shall be computed daily, and will be paid to the Sub-Adviser not less than monthly in arrears. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee.

In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect; provided, however that any minimum annual fee for any Fund (as noted on Schedule A) will not be prorated if this Agreement is terminated with respect to such Fund within twelve (12) months of its inception under this Agreement, but, rather, such minimum annual fee shall be paid by the Adviser in full (minus any investment management fees already paid during such period) at the time of termination.

5.  Expenses. The Sub-Adviser will furnish, at its expense, all necessary facilities and personnel, including personnel compensation, expenses and fees required for the Sub-Adviser to perform its duties under this Agreement; administrative facilities, including operations and bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser may enter into an agreement with the Funds to limit the operating expenses of the Fund.

6.  Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement to the extent resulting from or relating to Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

The Adviser shall indemnify and hold harmless the Sub-Adviser and all affiliated persons thereof from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with this Agreement (including, without limitation, any claims of infringement or misappropriation of the intellectual property rights of a third party against the Sub-Adviser or any affiliated person relating to any index or index data provided to Sub-Adviser by the Adviser or Adviser’s agent and used by the Sub-Adviser in connection with performing its duties under this Agreement); provided, however, that the Adviser’s obligation under this Section 6 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

Notwithstanding anything to the contrary contained herein, no party to this Agreement shall be responsible or liable for its failure to perform under this Agreement or for any losses to the Assets resulting from any event beyond the reasonable control of such party or its agents, including, but not limited to, nationalization, expropriation, devaluation, seizure or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Assets; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts or war, terrorism, insurrection or revolution; or acts of God, or any other similar event. In no event, shall any party be responsible for incidental, consequential or punitive damages hereunder.

The provisions of this Section shall survive the termination of this Agreement.

7.  Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

(a)
The Sub-Adviser is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;

(b)
The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act. The Sub-Adviser will also promptly notify the Trust and the Adviser if it, a member of its executive management or portfolio manager for the Assets is served or otherwise receives notice of any action, suit, proceeding or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or relating to the investment advisory services of the Sub-Adviser (other than any routine regulatory examinations);

(c)
The Sub-Adviser will notify the Adviser immediately upon detection of (a) any material failure to manage the Fund(s) in accordance with the Fund(s)’ stated investment objectives, guidelines and policies or any applicable law or regulation; or (b) any material breach of any of the Fund(s)’ or the Sub-Adviser’s policies, guidelines or procedures relating to the Funds.

(d)
The Sub-Adviser is fully authorized under all applicable law and regulation to enter into this Agreement and serve as Sub-Adviser to the Funds and to perform the services described under this Agreement;

(e)
The Sub-Adviser is a corporation duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(f)
The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its corporate members or board, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(g)	This Agreement is a valid and binding agreement of the Sub-Adviser;

(h)
The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate, current and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(i)
The Sub-Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company.

(j)	The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

8.  Duration and Termination. The effectiveness and termination dates of this Agreement shall be determined separately for each Fund as described below.

(a)
Duration. This Agreement shall become effective with respect to a Fund upon the latest of (i) the effectiveness of the Transaction; (ii) the approval by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; (iii) the approval of a majority of the Fund’s outstanding voting securities, if required by the 1940 Act; and (iv) the commencement of the Sub-Adviser’s management of the Fund. With respect to the Fund, this Agreement shall continue in effect for a period of two years from the effective date described in this sub-paragraph, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board or by the vote of a majority of the Fund’s outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Board to evaluate the terms of this Agreement.

(b)	Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to a Fund, without payment of any penalty:

i.
By vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;

ii.
By the Adviser upon breach by the Sub-Adviser of any representation or warranty contained in Section 7 and Section 9 hereof, which shall not have been cured within twenty (20) days of the Sub-Adviser’s receipt of written notice of such breach;

iii.	By the Adviser immediately upon written notice to the Sub-Adviser if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement; or

iv.	By the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Board.

This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement with the Trust upon notice to the Sub-Adviser. As used in this Section 8, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

9.  Regulatory Compliance Program of the Sub-Adviser. The Sub-Adviser hereby represents and warrants that:

(a)
in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and

(b)
the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Sub-Adviser (the policies and procedures referred to in this Section 9(b), along with the policies and procedures referred to in Section 9(a), are referred to herein as the Sub-Adviser’s “Compliance Program”).

10. Confidentiality. Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law and regulation, including any demand or request of any regulatory, governmental or tax authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Funds and the actions of the Sub-Adviser and the Funds in respect thereof. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Funds, the Board, or such persons as the Adviser may designate in connection with the Funds. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Sub-Adviser, its affiliates and agents in connection with its obligation to provide investment advice and other services to the Funds and to assist or enable the effective management of the Adviser’s and the Funds’ overall relationship with the Sub-Adviser and its affiliates. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Funds shall be deemed proprietary and confidential information of the Adviser, and that the Sub-Adviser shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information. Further, the Sub-Adviser shall maintain and enforce adequate security and oversight procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

11.  Reporting of Compliance Matters.

(a)	The Sub-Adviser shall promptly provide to the Trust’s Chief Compliance Officer (“CCO”) the following:

(i)
a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;

(ii)	on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;

(iii)
a copy of the Sub-Adviser’s chief compliance officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and

(iv)	an annual (or more frequently as the Trust’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Section 7 and Section 9 of this Agreement.

(b )
The Sub-Adviser shall also provide the Trust’s CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.

12.  The Name “Exchange Traded Concepts.” The Adviser grants to the Sub-Adviser a sub-license to use the name “Exchange Traded Concepts” (the “Name”). The foregoing authorization by the Adviser to the Sub-Adviser to use the Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Sub-Adviser acknowledges and agrees that, as between the Sub-Adviser and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Sub-Adviser shall only use the Name in a manner consistent with uses approved by the Adviser. Notwithstanding the foregoing, neither the Sub-Adviser nor any affiliate or agent of it shall make reference to or use the Name or any of Adviser’s respective affiliates or clients names without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed; provided that the Sub-Adviser is authorized to disclose the Name and the Adviser’s and the Funds identities as clients of the Sub-Adviser in any representative client list prepared by the Sub-Adviser for use in marketing materials. The Sub-Adviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Sub-Adviser to satisfy the foregoing obligation in connection with any services such affiliates or agents provide to the Sub-Adviser or the Funds under this Agreement. The Adviser has obtained all licenses and permissions necessary for the Sub-Adviser to use any index data provided to it by the Adviser or Adviser’s agent under this Agreement and the Sub-Adviser is not required to obtain any such licenses or permissions itself.

13.  Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

14.  Severability. Should any part of this Agreement be held invalid by a court decision, statute, regulation, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

15.  Notice. Any notice, advice, document, report or other client communication to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid or electronically addressed by the party giving notice to the other party at the last address furnished by the other party. By consenting to the electronic delivery of any notice, advice, document, report or other client communication in respect of this Agreement or as required pursuant to applicable law, the Adviser authorizes the Sub-Adviser to deliver all communications by email or other electronic means.

To the Adviser at:	Exchange Traded Concepts, LLC 2545 S. Kelly Avenue, Suite C Edmond, Oklahoma 73013 Attention: J. Garrett Stevens, CEO Email: garrett@exchangetradedconcepts.com
To the Trust at:	U.S. Bancorp Fund Services, LLC 615 East Michigan Street MK-WI-LC1 Milwaukee, Wisconsin 53202 Attention: Michael Barolsky, Secretary Email: Michael.barolsky@usbank.com
To the Sub-Adviser at:	Vident Investment Advisory, LLC 300 Colonial Center Parkway, Suite 330 Roswell, Georgia, 30076 Attention: Andrew Schmuhl Email: aschmuhl@videntfinancial.com

16.  Non-Hire/Non-Solicitation. The parties hereby agree that, during the term of this Agreement, neither party shall, for any reason, directly or indirectly, on its own behalf or on behalf of others, knowingly, hire any person employed by the other party (a “Restricted Person”), whether or not such Restricted Person is a full-time employee or whether or not any Restricted Person’s employment is pursuant to a written agreement or is at-will. The parties further agree that, to the extent that a party breaches the covenant described in this paragraph, the other party shall be entitled to pursue all appropriate remedies in law or equity.

17.  Amendment of Agreement. This Agreement may be amended only by written agreement of the Adviser, the Sub-Adviser and the Trust, and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

18.  Representations and Warranties of the Adviser.

(a)
Each Fund is an “eligible contract participant” as defined in Section 1a(18) of the U.S. Commodity Exchange Act (the “CEA”) and U.S. Commodity Futures Trading Commission (“CFTC”) Rule 1.3(m) thereunder and a “qualified eligible person” as defined in Rule 4.7 of the CFTC. The Adviser consents to each Fund being treated as an exempt account under Rule 4.7 of the CFTC;

(b)	The Adviser is not registered with the National Futures Association as a commodity pool operator or commodity trading adviser because it does not engage in any activities requiring such registration;

(c)
The execution, delivery and performance by the Adviser and the Funds of this Agreement have been duly authorized by all necessary action on the part of the Adviser and the Board (including full authority to bind the Funds to the terms of this Agreement); and

(d)	The Adviser will promptly notify the Sub-Adviser if any of the above representations in this Section are no longer true and accurate.

19.  Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

20.  Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act will be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation or order.

21.  Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.

In the event the terms of this Agreement are applicable to more than one Fund of the Trust as specified in Schedule A attached hereto, the Adviser is entering into this Agreement with the Sub-Adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Section 8 of this Agreement with respect to such Fund shall be the execution date of the relevant Schedule.

22.  Miscellaneous.

(a)
A copy of the Certificate of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

(b)
Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(c)	The parties hereto acknowledge and agree that the Agreement shall not be binding upon the parties until the Agreement is approved via an in-person meeting of the Board on or about December 23, 2014.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

EXCHANGE TRADED CONCEPTS, LLC By: Name: J. Garrett Stevens Title: Chief Executive Officer
VIDENT INVESTMENT ADVISORY, LLC By: Name: Nicholas A. Stonestreet Title: Chief Executive Officer
ETF SERIES SOLUTIONS By: Name: Michael D. Barolsky Title: Vice President

SCHEDULE A
to the
INVESTMENT SUB-ADVISORY AGREEMENT
Dated December 23, 2014 by and among
EXCHANGE TRADED CONCEPTS, LLC
and
VIDENT INVESTMENT ADVISORY, LLC
and
ETF SERIES SOLUTIONS

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser’s services rendered, a fee, computed daily at an annual rate based on the greater of (1) the minimum fee or (2) the daily net assets of the respective Fund in accordance with the following fee schedule:

Fund	Minimum Fee	Rate
Vident Core U.S. Bond Strategy ETF	$75,000	7 bps (0.07%) on first $250 million 6 bps (0.06%) on next $250 million 5 bps (0.05%) on next $500 million 4 bps (0.04%) on balance over $1 billion

Exhibit C

INFORMATION RELATING TO THE AUDIT COMMITTEE AND THE AUDITOR
The Auditor

The Audit Committee (the “Committee”) and the Board selected Cohen Fund Audit Services, Ltd. (“CFAS”) to provide audit and audit-related services as well as tax services to each series of the Trust (together, the “Funds”) for each Fund’s fiscal years ended on or prior to December 31, 2014 and for each Fund’s fiscal year ending on or prior to December 31, 2015. CFAS’s business address is 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115.

Representatives of CFAS are not expected to be at the Special Meeting to answer questions relating to the services provided or to be provided to the Fund. However, a representative of CFAS could be contacted during the Special Meeting if any matter were to arise requiring assistance, and CFAS will have the opportunity to make a statement at the Special Meeting if they desire to do so.

Audit Committee Pre-Approval Policies and Procedures

The Committee is responsible, among other things, for selecting, overseeing and setting the compensation of the Auditor and for acting as liaison between the Auditor and the Board. As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Committee pre-approves (1) all audit related services and permissible non-audit services (e.g., tax services) to be provided to the Trust by the Auditor, and (2) all non-audit services to be provided to any investment adviser, or its affiliate, to the Trust, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that set forth the pre-approval policies and procedures:

The responsibilities of the Committee include:

•
Pre-approving the selection of the independent public accountants for the Funds and recommending to the full Board the selection, retention or termination, as appropriate, of the independent public accountants, including whether the accountant provides any consulting, auditing or non-audit services to the Funds, an investment advisor to the Funds, or an affiliate of an investment advisor. The Committee shall review the independent public accountant’s specific representations as to their independence.

•
Reviewing the independent public accountants’ compensation for audit and non-audit services in accordance with the pre-approval requirements set forth below, as well as the proposed terms of their engagement. Each Fund shall provide for appropriate funding, as determined by the Committee, to compensate the accountants for any authorized service provided to each such Fund.

Before any independent public accountant is engaged by a Fund to render audit or non-audit services, either:

(i)  The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to a Fund. The Committee may delegate to one or more of its members the authority to grant pre-approvals. The decisions of any member to whom authority is delegated under this paragraph shall be presented to the full Committee at each of its scheduled meetings; or

(ii)  The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval standards established by the Committee. Any such standards are detailed as to the particular series and may not involve any delegation of the Committee’s responsibilities to an investment advisor. The Committee must be informed of each service entered into.

Pre-approval for any service provided to a Fund other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to a Fund constitutes not more than 5% of the total amount of revenues paid by such Fund to the accountant during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by a Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Committee and are approved by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee prior to the completion of the audit;

The Committee shall pre-approve any non-audit services proposed to be provided by the independent public accountant to (1) any investment advisor, and/or (2) any entity controlling, controlled by, or under common control with any such investment advisor, that provides ongoing services to a Fund, if the independent public accountant’s engagement with the investment advisor or any such control persons relates directly to the operations and financial reporting of a Fund.

C-1

An independent public accountant who is performing the audit for a Fund may not perform contemporaneously (during the audit and professional engagement period) the following non-audit services for the Fund:

•	Bookkeeping or other services related to the accounting records or financial statements of a Fund;
•	Financial information systems design and implementation;
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
•	Actuarial services;
•	Internal audit Outsourcing services;
•	Broker or dealer, investment adviser, or investment banking services;
•	Legal services and expert services unrelated to the audit; and
•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

The independent public accountant is responsible for informing the Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

Fees Paid to the Auditor

The following table sets forth the aggregate fees billed by CFAS for the most recent two fiscal years (or since inception if shorter) for the Funds that have completed at least one fiscal year for (i) professional services rendered for audit services, including the audit or review of the Funds’ financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) audit-related services reasonably related to the audit or review of the Funds’ financial statements not reported under (i); (iii) professional services rendered for tax compliance, tax advice and tax planning; and (iv) other products and services not reported in (i), (ii) or (iii).

Fund	Inception Date	Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
AlphaClone Alternative Alpha ETF	5/31/2012	3/31/2013	$13,500	$0	$3,000	$0
		3/31/2014	$13,500	$0	$3,000	$0
Vident International Equity Fund	10/29/2013	8/31/2014	$16,000	$0	$3,000	$0
Vident Core U.S. Equity Fund	1/21/2014	8/31/2014	$13,000	$0	$3,000	$0

The Tax Fees for the Funds relate to the preparation of the Fund’s income and excise tax returns and the review of the Fund’s annual excise tax distribution calculations. All of such Tax Fees were required to be pre-approved, and were pre-approved, by the Audit Committee.

Percentage of Audit-Related Fees, Tax Fees and All Other Fees Approved by the Audit Committee Pursuant to the Pre-Approval Policies and Procedures. With respect to all Funds, during each Fund’s fiscal year(s) ending on or before December 31, 2014, (i) $0 was charged by CFAS for audit-related or other services; and (ii) 100% of the Tax Fees charged by CFAS, as indicated in the above table were required to be pre-approved, and were pre-approved, by the Audit Committee.

Performance of Audit Services by Full-Time, Permanent Employees of CFAS. During each Fund’s fiscal year(s) ending on or before December 31, 2014, less than 50% of hours expended on CFAS’s engagement to audit the Funds’ financial statements were attributed to work performed by persons other than CFAS’ full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by CFAS for services rendered to the Trust and any Service Affiliate3 were $0 during each Fund’s fiscal year(s) ending on or before December 31, 2014.

Auditor Independence. There was $0 in non-audit services rendered to Service Affiliates by CFAS during each Fund’s fiscal year(s) ending on or before December 31, 2014 and therefore no impact on the independence of CFAS.

3A “Service Affiliate” includes: (1) the Trust’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and (2) any entity controlling, controlled by, or under comment control with the investment adviser that provides ongoing services to the Trust.

C-2

Exhibit D

NOMINATING COMMITTEE CHARTER

This Charter sets forth the purpose, authority, and responsibilities of the Nominating Committee of the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”). This Charter will be reviewed annually by the Board.

Purpose

The purpose of the Nominating Committee shall be to select and nominate other Trustees, including Independent Trustees (as defined below). Selection and nomination refers to the process by which Board candidates (each, a “Candidate”) are researched, recruited, considered and formally named.

The Nominating Committee has been duly established by the Board and shall have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Nominating Committee in identifying, screening and attracting Candidates, including the sole authority to approve the search firm’s fees and other retention terms.

Composition and Term of Members of the Nominating Committee

The Nominating Committee shall be comprised entirely of members of the Board who are not “interested persons” of the Trust (“Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may not be fewer than two (2) Independent Trustees, as required by the Trust’s Bylaws. To qualify as not “interested,” such members may not, other than in his or her capacity as a member of the Nominating Committee or a member of the Board, accept any consulting, advisory, or other compensatory fee from the Trust or be an affiliated person of the Trust. Such Independent Trustees shall designate the Chairperson of the Nominating Committee. Each member of the Nominating Committee shall serve until a successor is appointed by the Board.

Meetings

The Nominating Committee shall meet as it deems necessary to comply with the 1940 Act or otherwise. Additional meetings shall be held as deemed appropriate by the Chairperson of the Nominating Committee or a majority of the Nominating Committee members. A quorum for purposes of conducting a meeting shall be 50% or more of the members present at such meeting. Minutes of the meetings of the Nominating Committee will be prepared and circulated to all members of the Nominating Committee for review and comment in a timely manner. The Committee may meet in person, by telephone or other means by which all persons participating in the meeting can hear each other at the same time.

Responsibilities of the Nominating Committee

Control of the selection and nomination process for Candidates at all times should rest with the Nominating Committee. This Charter is not intended to supplant or limit the ability of fund shareholders under state law or federal law to nominate Trustees. The Committee will review shareholders’ nominations to fill vacancies on the Board in accordance with the requirements of this Charter, the Trust’s Bylaws and applicable law. Shareholder candidates submitted for consideration by the Committee must be sent to the President of the Trust in writing together with the appropriate biographical and other information concerning each such proposed nominee (including the information set forth below), and such nomination must comply with the notice and other provisions set forth herein, in the Trust’s Bylaws or under applicable law. Unless required otherwise by the Bylaws or applicable law, such notice and other information must be provided to the President of the Trust no later than 120 days, and no more than 150 days, prior to the date of the meeting of shareholders at which the nomination is to be considered. The Nominating Committee’s policy with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws. In addition, any of the Trust’s investment advisers may suggest Trustee candidates, if the Nominating Committee invites such suggestions, and the investment adviser may provide administrative assistance in the selection and nomination process.

The Committee, however, should not view participation by shareholders and investment advisers in this process as precluding or excusing it from the responsibility to canvass, recruit, interview, and solicit Candidates.

In carrying out these responsibilities, the Nominating Committee shall obtain from any candidate, and a shareholder submitting a candidate for nomination as a Trustee shall provide, a formal written resume, a completed questionnaire delineating relationships between the candidate and the Trust, the investment advisers to the Trust, the principal underwriter of the Trust, and all material service providers to the Trust, and such other information that may be required under state or federal law or by the Trust’s Bylaws. With respect to Independent Trustees, the Nominating Committee shall evaluate the independence of the candidate as defined in Section 2(a)(19) of the 1940 Act, and other potential conflicts of interest not included in such definition.

D-1

The Committee shall meet with the candidate to review the independence and qualifications of such candidate, and shall meet as a group without the candidate to discuss the candidate. Recommendations for new Trustees by the Nominating Committee shall be presented to the full Board for approval.

Nominee Considerations

In identifying and evaluating nominees for Trustee, the Committee seeks to ensure that the Board possess, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board is comprised of Trustees who have broad and diverse backgrounds. The Nominating Committee looks at each nominee on a case-by-case basis.

In looking at the qualification of each candidate to determine if his or her election would further the goals described above, the Nominating Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. However, the Board believes that to be recommended as a nominee, whether by the Nominating Committee or at the suggestion of a shareholder or investment adviser, each candidate must:

1	Display the highest personal and professional ethics, integrity and values;

2	Have the ability to exercise sound business judgment;

3	Must be highly accomplished in his or her respective field;

4	Have a relevant expertise and experience;

5	Be able to represent all shareholders and be committed to enhancing long-term shareholder value; and

6	Have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Trust’s business.

Other

In performing its duties, the Nominating Committee shall:

1.
Summarize the proceedings of meetings of the Nominating Committee at meetings of the Board. The Nominating Committee shall also submit the minutes of all its meetings to, or discuss the matters discussed at each meeting with, the Board;

2.
Investigate any matter that comes to the attention of the Nominating Committee within the scope of its duties, with the power to retain independent counsel, accountants, or others for this purpose if, in its judgment, that is appropriate;

3.
As the Nominating Committee deems appropriate, obtain, weigh and consider expert advice as to Nominating Committee related rules, legal and regulatory provisions, including engaging independent counsel and other advisors at Trust expense;

4.	Consider such other matters as may be from time to time referred to it by the Board; and

5.	Periodically review and, as appropriate, recommend changes to, this Charter.

In carrying out its responsibilities, the Nominating Committee believes its policies and procedures should be and remain flexible so that it can react to changing conditions and environments and to assure the Board and shareholders of the Trust that the nominating practices of the Trust are in accordance with all requirements and are of the highest quality.

D-2

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CONTROL NUMBER > [12345678910]

VIDENT CORE U.S. BOND STRATEGY ETF

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON March 26, 2015

The undersigned hereby appoints Paul R. Fearday and Michael D. Barolsky, as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m. Central Time, on March 26, 2015 at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-877-536-1562.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 26, 2015.  The proxy statement for this meeting is available at: www.proxyonline.com/docs/videntusbond.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

VIDENT CORE U.S. BOND STRATEGY ETF	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders.  This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each proposal. In his discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve a new Investment Advisory Agreement between Exchange Traded Concepts, LLC and ETF Series Solutions, on behalf of the Fund.	○	○	○
2.	To approve a new Sub-Advisory Agreement between Exchange Traded Concepts, LLC and Vident Investment Advisory, LLC.	○	○	○
		FOR	WITHHOLD
3.	To elect Michael A. Castino to serve as a Trustee of the Trust until his successor is elected and qualified.	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]